Exhibit 99.2

SupportSoft Announces Definitive Agreement to Sell Enterprise Business

— Conference Call Today at 10:30AM ET (7:30AM PT) —

Redwood City, CA – April 6, 2009 – SupportSoft, Inc. (NASDAQ: SPRT) today announced that it has entered into a definitive agreement to sell its Enterprise business to Consona Corporation (“Consona”), a leading ERP and CRM software provider. The sale will be an all-cash transaction valued at $20.0 million, subject to certain adjustments as set forth in the definitive agreement. Consona has a long track-record of acquiring and successfully integrating several other public and private software companies, including Onyx Software, KNOVA Software and Made2Manage Systems, among others.

The proposed transaction is subject to customary conditions to closing, including approval of SupportSoft’s stockholders. The Board of Directors of SupportSoft has unanimously approved the definitive agreement and agreed to recommend that SupportSoft’s stockholders approve the transaction. The proposed transaction is expected to close during the second quarter of 2009.

“This transaction represents a compelling opportunity to drive long-term value for our stockholders, customers and employees. Over the past year, we have taken steps to separate our Consumer and Enterprise businesses in order to sharpen our focus and realize the value inherent in each. The transaction allows us to focus on growing our Consumer business while enabling our Enterprise business to flourish within Consona,” said Josh Pickus, CEO of SupportSoft.

“For our Enterprise business, the combination with Consona offers an extended product portfolio, a broadened worldwide sales and services presence, expanded industry, product and process expertise, and substantial resources for growth,” Pickus continued.

“For our Consumer business, the transaction enables us to become a pure play provider of technology enabled services for the digital home and small office. The increased focus and additional financial resources provided by the transaction will accelerate transformation of the Company into a leading provider of premium technology services for the consumer and SOHO markets,” concluded Pickus.

“SupportSoft’s Enterprise business has a tremendous franchise and a leadership position in the markets it serves. We look forward to working with SupportSoft employees to enhance the product portfolio and deliver increased value for the customer base,” said Jeff Tognoni, CEO of Consona Corporation.

The transaction is structured as an acquisition of the assets of SupportSoft’s Enterprise business. The acquired assets include the Enterprise products used by digital service providers, corporate IT departments and managed service providers to resolve technical problems for their customers and employees.

More detailed information on the transaction will be provided in an upcoming proxy statement, which is scheduled to be filed with the SEC (www.sec.gov) and mailed to SupportSoft stockholders.

Thomas Weisel Partners LLC acted as the exclusive financial advisor to SupportSoft Inc. on the transaction. Jones Day provided legal counsel to SupportSoft on the transaction.

Conference Call

SupportSoft will host a conference call today at 10:30AM ET (7:30AM PT) to discuss the agreement to sell its Enterprise business to Consona. A live audio webcast and replay of the call will be available at the Investor Relations section of SupportSoft's Web Site at www.supportsoft.com/Company/investor_relations.html. The live call may be accessed by dialing (877)-874-1568 (domestic) or (719)-325-4804 (international) and referencing passcode: 1947469. A replay of the call can also be accessed by dialing (888)-203-1112 (domestic) or (719)-457-0820 (international) and referencing passcode: 1947469.

About SupportSoft

The Enterprise business of SupportSoft (NASDAQ: SPRT) provides software and services that make technology work. The Company's solutions reduce technology support costs, improve customer satisfaction and enable new revenue streams for companies reaching 50 million users worldwide. For more information about SupportSoft and its enterprise offerings, visit www.supportsoft.com.

About support.com

support.com, the Consumer business of SupportSoft, provides Instant Technology Relief® to consumers and small businesses through a series of channel partners and www.support.com. For more information about the Consumer business and Instant Technology Relief for technology problems, visit www.support.com.

About Consona Corporation

Consona Corporation (Consona, formerly known as M2M Holdings Inc.) is a worldwide leader in providing customer relationship management (CRM) and enterprise resource planning (ERP) software and services for companies of all sizes. Consona is dedicated to becoming a valued business partner by helping each and every customer continuously improve business processes over time. Toward this mission, Consona invests in the people, processes, technology and tools needed to provide its customers with a unique combination of customer care; product fit; a broad range of consulting, IT and business services; and industry expertise. Consona serves more than 4,500 customers worldwide and across a variety of industries. Battery Ventures and Thoma Bravo jointly own Consona. For further information, visit www.consona.com, e-mail info@consona.com, or call (888) 8 CONSONA.

About Consona CRM

Consona CRM is a product line and operating division of Consona Corporation that focuses on building, buying and integrating service and support point solutions. The Consona CRM suite of software and services helps organizations—whose products and services raise lots of questions that must be addressed through a multitude of assisted and unassisted channels—facilitate smarter customer interactions. With a single vendor relationship, Consona CRM delivers best-fit solutions to help companies provide sophisticated, consistent and knowledge-enriched service and support. Consona CRM solutions are installed in more than 1,500 companies across the globe in a variety of industries, including communications, high tech, financial, healthcare, government, telecom, retail, professional services and manufacturing. Some of the world’s leading companies use Consona’s solutions to facilitate and learn from the kinds of interactions their customers desire, all while driving down service and support costs and increasing customer satisfaction and loyalty. For further information, visit www.consona.com/crm.

Safe Harbor Statement

All statements contained herein, including the quotations attributed to Mr. Pickus, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” ”accelerate” “transformation,” or similar words that describe SupportSoft’s future plans, objectives, or goals, and the assumptions underlying such statements, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statement regarding the timing and completion of the acquisition, the potential of the transaction to drive stockholder value for SupportSoft, and the performance of SupportSoft and its consumer operations in the future.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of SupportSoft to be materially different from any future results or outcomes expressed or implied by such forward-looking statements. Among the important factors that could cause results to differ materially are the potential that the acquisition may not close, or may not close as quickly as the parties anticipate, either of which could occur due to a material adverse effect (as defined in the definitive agreement) on the business being sold, the failure to obtain stockholder approval, or other reasons. These factors also include SupportSoft’s ability to execute a standalone consumer strategy and successfully manage associated costs as a public company and market reactions to the announcement of the transaction. Other factors include those outlined in SupportSoft’s Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Report on Form 10-Q for the period ended September 30, 2008 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at http://www.sec.gov/). These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. SupportSoft operates in a continually changing business environment and new factors emerge from time to time. SupportSoft cannot predict such factors, nor can they assess the impact, if any, of such factors on the company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. SupportSoft assumes no obligation, except as required by law, to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Important Additional Information Will Be Filed With The SEC

SupportSoft plans to file with the SEC and mail to its stockholders a proxy statement in connection with the proposed sale of the Enterprise business and the other corporate matters described therein. The proxy statement will contain important information about SupportSoft, Consona, the proposed sale of the Enterprise business and the other corporate matters described therein. Investors and security holders are urged to read the proxy statement carefully when it is available before making any voting or investment decision with respect to the proposed sale of the Enterprise business and the other corporate matters described therein.

Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by SupportSoft through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the proxy statement from SupportSoft by contacting Maura Burns at maura.burns@supportsoft.com or (650) 556-8992.

SupportSoft and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the proposed sale of the Enterprise business and the other corporate matters set forth in the proxy statement. Information regarding SupportSoft’s directors and executive officers and their ownership of SupportSoft’s shares is contained in SupportSoft’s Annual Report on Form 10-K for the year ended December 31, 2008, and is supplemented by other public filings made, and to be made, with the SEC. A more complete description will be available in the proxy statement filed in connection with the proposed sale of the Enterprise business. Investors and security holders may obtain additional information regarding the direct and indirect interests of SupportSoft and its directors and executive officers with respect to the proposed sale of the Enterprise business by reading the proxy statement and other filings referred to above.

Contact Information:

Investor Contact

Carolyn Bass and Daniel Wood

Market Street Partners

(415) 445-3235

sprt@marketstreetpartners.com

Media Contact

Heather Hawkins

SupportSoft, Inc.

(650) 556-8545

heather.hawkins@supportsoft.com